                                                                  EXHIBIT 10.126

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THIS NOTE IS SUBJECT TO THE TERMS OF A SECURITIES RIGHTS AND RESTRICTIONS AGREEMENT AMONG THE COMPANY AND CERTAIN OTHER PARTIES INCLUDING THE INITIAL HOLDER OF THIS NOTE. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF ACKNOWLEDGES AND AGREES THAT IT IS BOUND BY THE TERMS OF SUCH AGREEMENT, INCLUDING, WITHOUT LIMITATION, A PROVISION THAT IT MAY NOT OFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF THIS NOTE OR ANY PORTION THEREOF OR INTEREST THEREIN TO ANY PERSON OTHER THAN (A) THE COMPANY, OR (B) PURSUANT TO A SALE TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

     NOT LATER THAN 10 DAYS AFTER THE DATE OF ISSUANCE OF THIS NOTE, INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE WILL BE MADE AVAILABLE TO THE HOLDER OF THIS NOTE UPON REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY.


                            MICRON TECHNOLOGY, INC.

                          SUBORDINATED PROMISSORY NOTE

                             Due September 30, 2005

SN-1                                                                Boise, Idaho
$210,000,000                                                   September 30,1998

     FOR VALUE RECEIVED, the undersigned, MICRON TECHNOLOGY, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation (together with its successors and assigns, "Holder" or "Holders"), the principal sum of Two Hundred Ten Million Dollars ($210,000,000) on September 30, 2005, with interest from the date hereof (or the last interest payment date as to which interest has been paid, if earlier) on the unpaid balance at a rate of six and one-half percent (6.5%) per annum. Accrued interest shall be payable semi-annually in arrears as provided in Section 2.1 hereof. Interest shall be calculated based on a 365/366-day year and the actual days elapsed. Payments of both principal and interest are to be made in lawful money of the United States of America as provided herein.

     This Note, together with any other substantially identical (except as to denomination and name of the holder thereof) subordinated promissory notes of the Company which may be issued from time to time upon partial transfer hereof, are in an aggregate principal amount equal to $210,000,000 (collectively, the "Notes"). As used herein, the term "Note" includes this Note and any Note issued in exchange for this Note or in replacement hereof. Notes shall only be issued in denominations of $10,000,000 or any integral multiple of $1,000,000 in excess thereof.

     Each Note shall be dated the date of its issuance, shall bear interest from its date of issuance stated therein (or the last interest payment date as to which interest had been paid (or the date of issuance of the first Note to have been issued, if no interest has yet been paid), if earlier). The Notes shall otherwise be substantially identical, except as to denomination and name of the
Holder thereof.   The Notes shall be issued only in fully registered form and shall each be substantially in the form hereof, appropriately completed. The Notes may have such letters, numbers or other marks of identification and such legends or endorsements not included hereon placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may, consistently herewith, be determined by the Company, as conclusively evidenced by its execution of such Notes.

          The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1.   Definitions.  The following terms, as used herein, have the following
          -----------
meanings:

          "Bankruptcy Code" means Title 11 of the United States Code.

          "Bankruptcy, Insolvency or Liquidation Proceeding" means (i) any case commenced by or against the Company under any chapter of the Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshaling of the assets or liabilities of the Company, any receivership or assignment for the benefit of creditors relating to the Company or any similar case or proceeding relative to the Company or its creditors, as such, in each case whether or not voluntary, (ii) any liquidation, dissolution, marshaling of assets or liabilities or other winding up of or relating to the Company, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, and (iii) any other proceeding of any type or nature in which Claims against the Company generally are determined, proven or paid.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a day in which banking institutions in Boise, Idaho, Dallas, Texas or New York, New York are authorized or obligated by law or executive order to close.

          "Claim" is used as defined in the Bankruptcy Code, whether or not, in the context in which it appears, a case under the Bankruptcy Code is pending.

          "Convertible Notes" means the 2005 Convertible Notes and the 2004 Convertible Notes.

          "Designated Senior Debt" means the Company's obligations under any particular Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Debt shall be "Designated Senior Debt" for purposes of this Note (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

          "Holder" or "Holders" has the meaning given in the second paragraph hereof.

          "Indenture" means that Indenture, dated as of June 15, 1997, between the Company and Norwest Bank Minnesota, National Association, as trustee, together with all amendments and supplements thereto.

          "Note" and "Notes" have the meanings given in the preamble hereto.

          "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding), on, rent with respect to, and all fees and other amounts payable in connection with, the following, whether absolute or contingent, secured or unsecured, due or to become due, outstanding on the date hereof or hereafter created, incurred or assumed: (a) indebtedness of the Company evidenced by a credit or loan agreement, note, bond, debenture or other written obligation, including without limiting the generality of the foregoing the Convertible Notes, (b) all obligations of the Company for money borrowed, (c) all obligations of the Company evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, (d) obligations of the Company (i) as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles, (ii) as lessee under other leases for facilities, equipment or related assets, whether or not capitalized, entered into or leased after the date hereof for financing purposes (as determined by the Company), (iii) under any lease or related document (including a purchase agreement) that provides that the Company is contractually obligated to purchase or cause a third party to purchase the leased property, and (iv)
under such lease or related document to purchase or to cause a third party to purchase such leased property, (e) all obligations of the Company under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts, or similar agreements or arrangements, (f) all obligations of the Company with respect to letters of credit, bankers' acceptances or similar facilities (including reimbursement obligations and standby or commitment fees with respect to any of the foregoing), (g) all obligations of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable arising in the ordinary course of business), (h) all obligations of the type referred to in clauses (a) through (g) above of another Person and all dividends of another Person, the payment of which, in either case, the Company has assumed or guaranteed (or in effect guaranteed through an agreement to purchase or otherwise (including, without limitation, "take or pay" and similar arrangements)), or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise, or which is secured by a lien on property of the Company, and all obligations of the Company with respect thereto, and (i) renewals, extensions, modifications, replacements, restatements and refundings of, or any indebtedness or obligation issued in exchange for, any such indebtedness or obligation described in clauses (a) through (h) of this paragraph; provided, however, that
                                                        --------  -------
Senior Debt shall not include the Notes or any such indebtedness or obligation if the terms of such indebtedness or obligation (or the terms of the instrument under which, or pursuant to which it is issued) expressly provide that such indebtedness or obligation is not superior in right of payment to the Notes.

          "Subordinated Claims" means all present and future indebtedness and obligations of every type and description arising under or in respect of the Notes or other instrument, agreement, transaction, act or event in respect thereof and all other Claims in any manner based on, arising from or related to any such indebtedness or obligation, whether based on a contract or quasi-contract or founded on a tort or arising by law or otherwise.

          "2004 Convertible Notes" means the Company's 7% Convertible Subordinated Notes due July 1, 2004 issued under the Indenture, as supplemented by the Supplemental Indenture dated as of June 15, 1997, between the Company and Norwest Bank Minnesota, National Association, as trustee.

          "2005 Convertible Notes" means the Company's 6-1/2% Convertible Subordinated Notes due October 1, 2005 issued under the Indenture, as supplemented by that certain supplemental indenture dated as of September 30, 1998, between the Company and Norwest Bank Minnesota, National Association, as trustee.

     2.   Repayments and Payments of Principal and Interest on Notes.
          ----------------------------------------------------------

          2.1  Interest.  Subject to the provisions of Section 6, interest is
               --------
payable in arrears in cash on the last business day of each March 30 and September 30 beginning September 30, 1998. Payment of all amounts due under the Notes shall be made by mail to the registered address of each Holder, or if such Holder shall elect, by wire transfer to the account designated by such Holder of immediately available funds; provided, however, that for any Holder to receive
                             --------  -------
its interest or
principal payments by wire transfer, the Company must receive such Holder's written bank wire transfer instructions by the record date (as defined below) for such payment. The Person in whose name any Note is registered at the close of business on the third business day prior to any interest or principal payment date (the "record date") shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Note subsequent to the record date and prior to such interest or principal payment date.

          2.2  Optional Prepayments of Notes.  Subject to the provisions of
               -----------------------------
Section 6, the Company may, at its option, prepay all or, from time to time, part of the principal amount of the Notes, without penalty or premium, together with interest on the principal amount so prepaid accrued to (but not including) the date fixed for such prepayment.

          2.3  Allocation of Payments and Prepayments.  Each payment or
               --------------------------------------
prepayment of principal of less than the entire unpaid principal amount of the Notes shall be allocated (in units of $1,000) by the Company among the Holders of the Notes at the time outstanding, in proportion, as nearly as practicable, to the respective aggregate unpaid principal amount of the Notes (not theretofore called for prepayment) then held by them, respectively, with adjustments, to the extent practicable, to equalize for any prior payments or prepayments not made in such proportion.

          2.4    Notice of Prepayment to Holders.  Not less than three (3) nor
                 -------------------------------
more than ten (10) days prior to the date fixed for each optional prepayment, the Company shall give notice thereof to the registered Holders of the Notes, specifying the date fixed for prepayment and the aggregate principal amount to be prepaid on such date. Such notice shall also contain instructions for the delivery of the Notes by the Holders to the Company. Subject to the provisions of Section 6, such notice shall be irrevocable.

          2.5    Legal Holidays.  In any case where any interest payment date or
                 --------------
maturity date is not a Business Day, then (notwithstanding any other provision of the Notes), payment of interest or principal, as applicable, with respect to the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Maturity Date, as the case may be.

     3.   Certain Covenants of the Company.
          --------------------------------

          3.1  Existence.  The Company will do or cause to be done all things
               ---------
necessary to preserve and keep in full force and effect its existence, provided that this Section 3.1 shall not apply to a consolidation or merger of the Company with or into another Person in which the Company is not the surviving Person or conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to another Person provided that the transferee Person expressly assumes the due and punctual payment of the principal and interest on all of the Notes and the performance or observance of every covenant set forth in the Notes on the part of the Company to be performed or observed.

          3.2  Maintenance of Properties.  The Company will cause all properties
               -------------------------
used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, and to the extent, in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

          3.3  Payment of Taxes and Other Claims.  The Company will pay or
               ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company; provided, however,
                                                             --------  -------
that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) whose amount, applicability or validity is being contested in good faith by appropriate proceedings or (ii) if the failure to pay or discharge would not have a material adverse effect on the assets, business, operations, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

          3.4  144A Information.  For so long as any Notes remain outstanding,
               ----------------
if the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company will furnish to Holders of Notes and to prospective purchasers of such Notes designated by such Holders the information required to be delivered pursuant to 144A(d)(4) under the Securities Act to permit compliance with Rule 144A under the Securities Act in connection with resales of Notes.

     4.   Events of Default; Acceleration.
          -------------------------------

          4.1  Events of Default. The occurrence of any of the following
               -----------------
events shall constitute an "Event of Default" with respect to the Notes:

               (a) the Company defaults in the payment of the principal of any Note when the same becomes due and payable at maturity or otherwise (other than a default in the payment of principal resulting from application of Section 6 hereof); or

               (b) the Company defaults in the payment of interest on any Note (other than a failure to pay interest resulting from application of Section 6 hereof) for 30 days after the same becomes due and payable; or

               (c) the Company defaults in the performance of or breaches any covenant or warranty of the Company in this Note (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Holders of at least 25% in principal amount of the Notes at that time outstanding a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

               (d) any event or condition occurs which results in the acceleration of the maturity of any indebtedness under any bond, debenture, note or other evidence of indebtedness for money borrowed having an aggregate principal amount in excess of $50,000,000 or the Company fails to pay any such indebtedness at the final maturity thereof, and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 30 days after there has been given, by registered or certified mail, to the Company by the Holders of at least 25% in principal amount of the Notes at that time outstanding a written notice specifying such acceleration or failure to pay and stating that such notice is a "Notice of Default" hereunder; provided,
                                                                 --------
however, that if any such failure, default or acceleration shall thereafter
-------
cease or be cured, waived, rescinded or annulled, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon cured, notwithstanding any receipt by the Company of a Notice of Default with respect thereto; or

               (e) the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

          4.2  Acceleration.  In the event an Event of Default has occurred and
               ------------
is continuing, subject to the provisions of Section 6, the Holder or Holders of 25% or more in principal amount of the Notes at the time outstanding at its or their option may, by written notice or notices to the Company, declare the Notes due and payable, whereupon the same shall forthwith mature and become due and payable together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived; provided, however, that such acceleration shall be automatic without the necessity of any such notice in the case of Events of Default under clause (e) or (f) above.

          4.3  Waiver of Past Defaults.  The Holders of not less than a majority
               -----------------------
in principal amount of the outstanding Notes may on behalf of the Holders of the Notes waive any past default thereunder and its consequences, except a default in the payment of principal of or any interest on the Note. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for all purposes; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          4.4  Rescission and Annulment.  At any time after a declaration of
               ------------------------
acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained, the Holders of a majority in principal amount of the outstanding Notes, by written notice to the Company, may rescind and annul such declaration and its consequences if the Company has paid all overdue interest on all Notes and the principal of any Notes which has become due otherwise than by such declaration of acceleration and all Events of Default with respect to the Notes, other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 4.3.

     5.     Remedies.  Subject to the provisions of Section 6 hereof, upon the
            --------
acceleration of the amounts due under the Notes in accordance with Section 4 or if such amounts remain unpaid after the maturity date of the Notes, any Holder may proceed to protect and enforce any right, power or remedy granted to it under applicable law. If any Holder of any Note or holder of any other indebtedness of the Company gives any notice or takes any other action in respect of a claimed default, the Company will forthwith give written notice thereof to all Holders of the Notes at the time outstanding describing the notice or action and the nature of the claimed default. No course of dealing and no delay on the part of any Holder of any Note in exercising any right, power or remedy will operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred hereby is exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

      6.  Subordination of Notes.
          -----------------------

          6.1  Subordination.  The Company hereby agrees and each Holder by its
               -------------
acceptance of this Note agrees that the Subordinated Claims are and shall be postponed, subordinated and junior in right of payment to the prior payment in full of all Senior Debt on the terms and conditions herein set forth.

          6.2  Permitted Payments; Deferral of Payments.  So long as there shall
               ----------------------------------------
not have occurred and be continuing (i) a default in the payment of principal, premium, if any, or interest (including a default under any repurchase or redemption obligation) or other amounts with respect to any Senior Debt or (ii) any other event of default which has been declared in writing, or is automatically effective in the case of Bankruptcy, Insolvency or Liquidation Proceedings, with respect to any Designated Senior Debt (as such event of default is defined therein or in the instrument under which it is outstanding) and of which the Holder has received a notice (a "Blockage Notice") from the holders of such Designated Senior Debt (each of the events specified in clause
(i) or clause (ii), a "Senior Default"), the Company shall be permitted to make, and each Holder to accept and receive, regularly scheduled payments of principal and accrued interest under this Note and any prepayment of principal that the Company has decided to make, as heretofore set forth. Notwithstanding any provision to the contrary contained in this Note, the Company shall not make, and no Holder shall demand, accept, receive or retain, any payment or distribution of any kind or character, whether in cash, property, securities or otherwise, on account or in respect of any Subordinated Claim after a Senior Default has occurred or deferral of interest on any Convertible Notes for a period of time (a "Deferral Period") in accordance with the terms thereof has occurred. Payments due under the Notes may be resumed (x) in the case of a deferral of interest, after the end of a Deferral Period (such payment to resume as set forth in the next paragraph of this Note), and (y) in the case of defaults referred to in clauses (i) and (ii) above, upon the earlier of:

     (A) the date upon which the default is cured or waived or ceases to exist, or

     (B) in the case of a default referred to in clause (ii) above, the date which is 179 days after the Blockage Notice is received,

unless this Section 6.2 otherwise prohibits the payment at the time of such payment (including, without limitation, as a result of a payment default with respect to the applicable Senior Debt as a consequence of the acceleration of the maturity thereof or otherwise).

     If a Deferral Period shall occur, interest payable on all of the Notes on regular payment dates occurring during such Deferral Period shall be deferred and the Company shall be responsible for the payment of, and the Company shall pay to the Person in whose name this Note is registered at the close of business on the record date immediately preceding the regular payment date hereunder next occurring after the termination of the Deferral Period, all interest then accrued and unpaid together with, to the extent permitted by law, interest thereon (compounded semi-annually on regular payment dates) at the rate specified for the Notes. The foregoing provisions shall apply during successive Deferral Periods with respect to the 2004 Convertible Notes and the 2005 Convertible Notes. The Company shall provide to the Holders written notice of the occurrence of any Deferral Period at the time notice thereof is given to the trustee under the Indenture, provided that any failure to do so shall not affect the deferral of interest payments which would occur pursuant to the terms hereof.

          6.3  Prior Payment to Senior Debt Upon Acceleration.  In the event
               ----------------------------------------------
that any Notes are declared due and payable before their stated maturity, then and in such event the Holders of the Senior Debt outstanding at the time such Notes so become due and payable shall be entitled to receive payment in full in cash or other payment satisfactory to the Holders of Senior Debt of all amounts due or to become due on or in respect of all Senior Debt before the Holders of the Notes are entitled to receive any payment by the Company on account of any Subordinated Claim. If the payment of Notes is accelerated because of an Event of Default, the Company shall promptly notify Holders of Senior Debt of the acceleration.

               The provisions of this Section 6.3 shall not apply to any payment with respect to which Section 6.4 would be applicable.

          6.4  Bankruptcy, Insolvency or Liquidation Proceedings.  In the event
               -------------------------------------------------
of any Bankruptcy, Insolvency or Liquidation Proceeding:

               (a) Priority of Payment. All Senior Debt shall be paid in full in
                   -------------------
cash (but excluding indemnification obligations which are then contingent and as to which no payment is then due and no claim or demand has then been made) before any Holder shall be entitled to receive any payment or distribution of any kind or character, whether in cash, property, securities or otherwise, in respect of this Note in such Bankruptcy, Insolvency or Liquidation Proceeding.

               (b) Payments and Distributions on Subordinated Claims. Each
                   -------------------------------------------------
holder of Senior Debt shall be entitled to receive any payment or distribution of any kind or character, whether in cash, property, securities or otherwise (including, without limitation, any such payment or distribution which may become payable or deliverable by reason of the payment of any other claim against the Company being subordinated to the payment of the Subordinated Claims), that may become payable or deliverable to Holders on account or in respect of any Subordinated Claim, for application to the payment of all Senior Debt, until all holders of Senior Debt have received payment in full in cash of all Senior Debt (but excluding indemnification obligations which are then contingent and as to which no payment is then due and no claim or demand has then been made).

               (c) Delivery and Application. All such payments and distributions
                   ------------------------
on account or in respect of Subordinated Claims shall be delivered by the debtor, trustee, receiver, disbursing agent or other Person making such payment or distribution in such Bankruptcy, Insolvency or Liquidation Proceeding directly to the holders of Senior Debt. If such payment or distribution consists of any property or securities other than cash, (i) such payment or distribution shall not be deemed applied to the payment of Senior Debt at any adjudicated or imputed value and

(ii) such payment or distribution and all other and future non-cash payments and distributions on account or in respect of Subordinated Claims shall be delivered to and held by the holders of Senior Debt, until cash proceeds from such non-cash payments and distributions have been received by the holders of Senior Debt in an amount sufficient (with any other cash paid or distributed to them by or on behalf of the Company) to pay, in full and in cash, all of the Senior Debt (but excluding indemnification obligations which are then contingent and as to which no payment is then due and no claim or demand has then been made).

               (d)  Proof of Claim.
                    --------------

                    (1) If any Holder fails to file a proof of claim or other statement or demand in respect of its Subordinated Claims in such Bankruptcy, Insolvency or Liquidation Proceeding prior to the 30th day preceding any bar date or other deadline for filing a proof of claim or other such statement or demand therein, or if any such proof of claim, statement or demand filed by any Holder prior to such day is in any respect inadequate or insufficient (in the good faith opinion of any holder of Senior Debt), then each holder of Senior Debt shall have the right, but not the obligation, to execute and deliver (in the name of such Holder or in its own name but on behalf of such Holder, as such holder of Senior Debt may elect) and file in such Bankruptcy, Insolvency or Liquidation Proceeding any proof of claim, statement or demand which such holder of Senior Debt may determine to be required or appropriate in respect of such Subordinated Claim.

                    (2) To the extent necessary or reasonably appropriate to permit the holders of Senior Debt to exercise the right granted to them under this Section 6.4(d), each Holder hereby constitutes and appoints each holder of Senior Debt as its attorney-in-fact and agent, with full power of substitution and delegation, to execute, deliver and file any such proof of claim, statement or demand as herein provided, and the power of attorney granted herein (being coupled with an interest) is and shall be in all respects irrevocable.

                    (3) No holder of Senior Debt shall, by executing, delivering or filing any such proof of claim, statement or demand, become liable or responsible in any respect for the legality, adequacy or sufficiency thereof.

                    (4) Each holder of Senior Debt filing any such proof of claim, statement or demand shall deliver or mail a copy thereof to the Company at least 10 days prior to filing such proof of claim, statement or demand, but the failure to deliver or mail such copy shall not in any respect (i) impose any liability on such holder or upon any other holder of Senior Debt or (ii) destroy, affect or impair the subordination provided hereby or any right, power or benefit hereby granted to any holder of Senior Debt. The Company shall, promptly after its receipt thereof, deliver or mail a copy of such proof of claim, statement or demand to each Holder.

          6.5  Enforcement Rights.  No Holder shall have any right to enforce
               ------------------
any Subordinated Claim, institute or attempt to institute any Bankruptcy, Insolvency or Liquidation Proceeding against the Company or otherwise to take any action against the Company or the

Company's property during any periods payments on or distributions in respect of Subordinated Claims are prohibited under Section 6.2, 6.3 or 6.4 hereof.

          6.6  Turnover.  If and in each instance that any Holder receives any
               --------
payment or distribution of any kind or character, whether in cash, property, securities or otherwise (including, without limitation, any such payment or distribution which may become payable or deliverable by reason of the payment of any other Claim against the Company being subordinated to the payment of any Subordinated Claim) on account or in respect of any Subordinated Claim which payment or distribution is prohibited by Section 6.2, 6.3 or 6.4, at any time when any Senior Debt or any commitment to extend credit which would constitute Senior Debt is outstanding, or at any time when payment of interest on any Convertible Notes is deferred as aforesaid, then and in each such event:

               (a) Transfer and Delivery. Each Holder shall forthwith pay over,
                   ---------------------
transfer and deliver such payment or distribution to the holders of Senior Debt, whether or not any Bankruptcy, Insolvency or Liquidation Proceeding is then pending, until the holders of Senior Debt have received payment in full and in cash of all outstanding Senior Debt (but excluding indemnification obligations which are then contingent and as to which no payment is then due and no claim or demand has then been made).

               (b) Held in Trust. Each Holder hereby agrees to hold in trust for
                   -------------
the holders of Senior Debt, in the identical form received (except for any necessary endorsement to the holders of Senior Debt) and as trustee of an express trust, all payments and distributions required to be paid over, transferred and delivered pursuant to this Section 6.6.

          6.7  Subrogation.  Subject to the prior payment in full and cash of
               -----------
any and all Senior Debt (but excluding indemnification obligations which are then contingent and as to which no payment is then due and no claim or demand has then been made), each Holder shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions, whether in cash, property, securities or otherwise, applicable to the Senior Debt until such Holder's Subordinated Claim is paid in full. For such purposes:

               (a) Postponement of Subrogation. No right of subrogation shall be
                   ---------------------------
available to or may be enforced by any Holder, unless and until the payment in full and in cash of all outstanding Senior Debt (but excluding indemnification obligations which are then contingent and as to which no payment is then due and no claim or demand has then been made).

               (b) No Representation, Warranty or Responsibility. No holder of
                   ---------------------------------------------
any Senior Debt makes any representation or warranty, or shall otherwise have any responsibility, as to whether any such right of subrogation is accorded or available to any Holder or is enforceable by it in any particular circumstance.

               (c) No Duty; No Exoneration. No holder of any Senior Debt shall
                   -----------------------
have any duty to any Holder to ensure, perfect, protect, enforce or maintain any right of subrogation that might otherwise be accorded or available to or enforceable by such Holder. The subordination provided herein and the rights of the holders of Senior Debt hereunder shall remain fully enforceable on the terms set forth herein, regardless of any act, omission or circumstance (whether or not attributable to any holder of any Senior Debt and whether or not wrongful) which does or might in any manner or in any respect destroy, limit, reduce, affect or impair any right of subrogation otherwise accorded or available to or enforceable by any Holder. Each holder of any Senior Debt shall remain utterly free to take or fail to take any and all actions in respect of any Senior Debt or any Person liable therefor or any collateral security therefor (including, without limitation, each and all of the acts, omissions and matters described in Section 6.8), without exonerating Holders, even if any right of subrogation is destroyed, limited, reduced, affected or impaired thereby.

               (d) Disallowed Senior Debt. The subordination provided herein and
                   ----------------------
the rights of the holders of Senior Debt hereunder shall be fully enforceable as to all Senior Debt which is not allowed, allowable or enforceable in any Bankruptcy, Insolvency or Liquidation Proceeding, even if and even though no right of subrogation is available in respect of such Senior Debt.

               (e) Payment of Senior Debt. For purposes of enforcing any right
                   ----------------------
of subrogation on the terms set forth in this Section 6.7, no payment or distribution on account of any Subordinated Claim arising in respect of this Note applied to the payment of Senior Debt shall, as between the Company and Holders and to the extent of the payment or distribution so applied, discharge the liability of the Company for the payment of such Senior Debt and, to this end, the Company shall remain obligated to pay such Senior Debt in full notwithstanding any such application.

          6.8  Subordination Not Prejudiced, Affected or Impaired.  No right of
               --------------------------------------------------
any present or future holder of any Senior Debt to enforce subordination as provided in this Note shall at any time in any way be prejudiced, affected or impaired by any act or failure to act on the part of the Company or by any act or failure to act on the part of any holder of Senior Debt or by any breach or default by the Company in the performance or observance of any promise, covenant or obligation enforceable by any Holder, regardless of any knowledge thereof that any holder of Senior Debt may have or otherwise be charged with.

               (a) Certain Acts, Omissions and Events. Without in any way
                   ----------------------------------
limiting the generality of the foregoing, each holder of any Senior Debt may at any time and from time to time, without the consent of or notice to Holder, without incurring any responsibility or liability to any Holder and without in any manner prejudicing, affecting or impairing the subordination provided herein or the obligations of Holders to the holders of Senior Debt:

                   (1) Make loans and advances to the Company or issue, guaranty or obtain letters of credit for the account of the Company or otherwise extend credit to the Company, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

                   (2) Change the manner, place or terms of payment or extend the time of payment of, or renew or alter, compromise, accelerate, extend or refinance, any Senior Debt or any agreement, guaranty, lien or obligation of the Company or any other Person in any manner related thereto, or otherwise amend, supplement or change in any manner any Senior Debt or any such agreement, guaranty, lien or obligation;

                   (3) Increase or reduce the amount of any Senior Debt or the interest accruing thereon;

                   (4) Release or discharge any Senior Debt or any guaranty thereof or any agreement or obligation of the Company or any other Person with respect thereto;

                   (5) Take or fail to take any collateral security for any Senior Debt or take or fail to take any action which may be necessary or appropriate to ensure that any lien upon any property securing any Senior Debt is duly enforceable or perfected or entitled to priority as against any other lien or to ensure that any proceeds of any property subject to any lien are applied to the payment of any Senior Debt;

                   (6) Release, discharge or permit the lapse of any or all liens upon any property at any time securing any Senior Debt;

                   (7) Exercise or enforce, in any manner, order or sequence, or fail to exercise or enforce, any right or remedy against the Company or any collateral security or any other Person or property in respect of any Senior Debt or lien securing any Senior Debt or any right under this Note; or

                   (8) Sell, exchange, release, foreclose upon or otherwise deal with any property that may at any time be subject to any lien securing any Senior Debt.

          (b) No Release or Exoneration. No exercise, delay in exercising or
              -------------------------
failure to exercise any right arising under this Section 6, no act or omission of any holder of any Senior Debt in respect of the Company or any other Person or any collateral security for any Senior Debt or any right arising under this
Section 6, no change, impairment, or suspension of any right or remedy of any holder of any Senior Debt, and no other act, failure to act, circumstance, occurrence or event which, but for this provision, would or could act as a release or exoneration of the obligations of any Holder hereunder shall in any way affect, decrease, diminish or impair any of the obligations of any Holder under this Note or give any Holder or any other Person any recourse or defense against any holder of Senior Debt in respect of any right arising under this
Section 6.

     6.9 Reinstatement. If any payment or distribution at any time made on
         -------------
account or in respect of any Senior Debt is thereafter rescinded, recovered, set aside, avoided or required to be returned, then such Senior Debt and all rights of the holder of such Senior Debt to enforce subordination as set forth herein shall be automatically and unconditionally reinstated, as fully as if such payment or distribution had never been made.

     7.   Amendments and Waivers.  Neither this Note nor any term hereof may be
          ----------------------
amended or waived orally or in writing, except that any term of the Notes may be amended and the observance of any term of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), and such amendment or waiver shall be applicable to all of the Notes, upon the approval of the Company and the Holders of fifty percent (50%) or more of the outstanding principal amount of all then outstanding Notes; provided, however, that any amendment to (i) the outstanding principal amount of
--------  -------
the Notes, (ii) the rate of interest borne by the Notes, (iii) the date of maturity or interest payment dates of the Notes or (iv) this Section 7 shall require the approval of the Holder of each Note to which such amendment shall apply. The Company will not amend any provision of any other Note in a manner favorable to any Holder thereof unless a similar amendment is made or offered with respect to all of the Notes. Each Holder of this Note by its acceptance hereof acknowledges and agrees that the subordination provisions of this instrument are for the benefit of the holders of the Senior Debt and that, accordingly, no provision of Section 6 hereof may be amended or otherwise modified without the prior written consent of each holder of Senior Debt at such time outstanding.

     8.   Notices. Any notice or communication to the Company shall be given in
          -------
writing and delivered in person or by overnight courier or mailed by certified or registered mail, return receipt requested, addressed as follows:

               Micron Technology, Inc.
               8000 South Federal Way
               Boise, Idaho 8379-9632
               Attention: General Counsel.

Any notice or communication to a Holder shall be given in writing and delivered by telecopier, in person or by overnight courier or mailed by certified or registered mail, return receipt requested, addressed to the address of the Holder in the Note Register on the date of such notice or communication. The address of Seller, as original Holder, is as follows:

               Texas Instruments Incorporated
               7839 Churchill Way - MS
               Dallas, Texas  75215
               Attention:     General Counsel

Any such notice or communication shall be effective (x) when received, if delivered in person, (y) on the next business day, if delivered by overnight courier and (z) when received, if delivered by mail.

     9.  Restrictions on Transfer. This Note has not been registered under the
         ------------------------
Securities Act, or the securities laws of any state or other jurisdiction. Neither this Note nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of in the absence of such registration or unless such transaction is exempt from, or not subject to, registration. Each Holder by its acceptance of this Note agrees that it shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of this note or any portion thereof or interest therein other than in a minimum denomination of $10,000,000 principal amount (or any integral multiple of $1,000,000 in excess thereof) and then only (a) to the Company, or (b) for so long as the securities are eligible for resale pursuant to Rule 144A, pursuant to a sale to a Person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A.

     10. Transfer Agent and Registrar; Transfers of Notes.
         -------------------------------------------------

         10.1  Company Own Transfer Agent and Note Registrar.  The Company shall
               ---------------------------------------------
serve as its own agent for the transfer and exchange of Notes and registrar to keep a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration of Notes and the registration of transfers of Notes (the "Note Register"). The Note Register will be maintained at the office of the Company set forth in Section 8 hereof.

         10.2  Transfer of Notes.  Upon presentation of any Note for
               -----------------
registration of transfer at the office of the Company set forth in Section 8 hereof accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in a form approved by the Company executed by the registered Holder, in person or by such holder's attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact person of the transferee, such Note shall be transferred on the Note Register, and a new Note of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of Notes shall be subject to such additional restrictions as are set forth in the legends on the Notes and to such additional reasonable regulations as may be prescribed by the Company. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register. No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any stamp or other tax or governmental charge in connection therewith.

         10.3  Registered Holders Treated as Absolute Owners.  The Company may
               ---------------------------------------------
deem and treat the Person in whose name any Note is registered on the Note Register as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Agreement, interest on such Note and for all other purposes; and neither the Company nor any agent of the Company shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable on any such Note.

         10.4  Loss, Theft, Destruction or Mutilation of Note.  Upon receipt by
               ----------------------------------------------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Note, and in the case of loss, theft or destruction, receipt of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will deliver a new Note of like tenor and dated as of such cancellation, in lieu of such Note.

     11. Holder Representations.  By its acceptance hereof, each Holder
         ----------------------
represents and warrants as follows:

         11.1 Qualified Institutional Buyer.  Such Holder is a "qualified
              -----------------------------
institutional buyer" as such term is defined in Rule 144A under the Securities Act. Such Holder has been advised that this Note has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. Such Holder has not been formed solely for the purpose of making this investment and is acquiring the Note for its own account, or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, for investment, and not with a view to, or for resale in connection with, the distribution thereof.

         11.2  Access to Information.  The initial Holder of this Note
               ---------------------
acknowledges that the Company has given such Holder access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Holder, and has furnished such Holder with all documents and other information required for such Holder to make an informed decision with respect to the acquisition of the Note.

     12.  General. This Note shall be governed by and shall be construed and
          -------
enforced in accordance with the laws of the State of New York.

                              MICRON TECHNOLOGY, INC.


                              By:_______________________________________________
                                    Name:  Steven R. Appleton
                                    Title: Chairman of the Board of Directors,
                                           Chief Executive Officer and President